SETTLEMENT AGREEMENT AND FULL RELEASE OF EQUITY INTEREST
            --------------------------------------------------------


         THIS SETTLEMENT AGREEMENT AND FULL RELEASE OF EQUITY INTEREST (the "Agreement") is made this 13th day of June, 1997, by and among GREG P. LAMBRECHT, an individual, COLIN A. JONES, an individual, ROSE HEARTS, INC., a Washington corporation, CAN-AM INTERNATIONAL INVESTMENT CORP., a British Columbia corporation, J&M WHOLESALE LTD., a British Columbia corporation, and any and all subsidiaries and affiliates thereof (collectively "Debtor"), GREG BARTON, an individual ("BARTON"), LUCILLE B. BARNES, the widow of EDWARD D. BARNES ("Barnes"), KELLI D. MARTIN ("Martin") and PREMIUM CIGARS INTERNATIONAL, LTD., an Arizona corporation ("PCI").

                                 R E C I T A L S

         A. Barton loaned ONE HUNDRED AND TEN THOUSAND DOLLARS ($110,000) (the "Debt") to Debtor in a factoring transaction set forth in that "Business Loan Agreement" dated September 5, 1996 at an agreed-upon annual interest rate of three percent (3.0%) each month ("Loan Transaction"). The Business Loan Agreement contained counterparts which identified Rose Hearts, Inc., Greg P. Lambrecht, CAN-AM, J&M Wholesale Ltd. and Colin A. Jones as debtors, but the Parties hereto agree that all represent one loan agreement for $110,000 with Debtor, as collectively defined above. A copy of the Business Loan Agreement is set forth at Exhibit "A."

         B. In August 1996, Barnes loaned Barton ONE HUNDRED THOUSAND DOLLARS ($100,000) and Martin loaned Barton TEN THOUSAND DOLLARS ($10,000) (the "Personal Loans"). Although the Personal Loans were intended as personal loans to Barton, the checks for both amounts were made payable to Rose Hearts, Inc.

         C. Debtor has paid to Barton the monthly Factoring Fee each month since the inception of the Factoring Transaction.

         D. Debtor has or may enter certain transactions relating to the distribution of cigars and humidors ("Transactions") with CAN-AM International Investments Corp. ("CAN-AM"), the wholly-owned subsidiary of PCI in which the Parties agree that neither Barnes nor Martin have any equity interest;

         E. PCI has agreed to accept a "Subscription to Acquire Warrant" from Barton to convert the Debt, as adjusted herein, to bridge financing in exchange for a warrant to purchase no par value common shares of PCI in conjunction with an initial public offering for PCI's common shares ("Bridge Financing"). A copy of PCI's Bridge Financing Offering materials, including a blank "Subscription to Acquire Warrant" is attached as Exhibit "B"; and

         F. The Parties wish to confirm the debt-only nature of the Personal Loans and that neither Barnes nor Martin have any expectation of equity in any of the Transactions, including, but not limited to any interest in the Bridge Financing or in any common shares of PCI.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the terms, covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties covenant and agree as follows:

         1. No Equity Interest. Barnes and Martin acknowledge that regardless of the payee designation on their checks, the Personal Loans were and are loans to Barton only and that neither Barnes nor Martin contracted directly or indirectly with Debtor. Specifically, neither Barnes nor Martin have any rights to convert their Personal Loans to Greg Barton into shares of PCI, to equity of Debtor or option or right to participate in or convert to the equity of Debtor or equity of PCI or any third party which enters any agreement or transaction with Debtor or Barton of any kind or in which Debtor or Barton hold an equity interest, including, but not limited to, shares of common stock of PCI.

         2. Disclosure of Barton's Transactions; Opportunity to Seek Legal Counsel. Barnes and Martin have read, understand and have been given the opportunity to seek legal counsel regarding the terms of this Agreement, its attached exhibits and other documents relating to this Agreement, including, but not limited to, the Bridge Financing Offering materials and the Business Loan Agreement. Barnes and Martin understand that Barton has been receiving substantial interest payments (36% annually) on the Debt and that pursuant to the terms of Barton's conversion of the Debt, Barton will obtain a warrant to purchase shares of PCI common stock at a substantial discount from the price such shares are offered to the public.

         3. Disposition of Personal Loans; Conversion of Barton Loan. The Personal Loans shall be disposed of as follows:

                  a. Payment to Martin. Within ten (10) business days of the full execution of this Agreement by all parties, PCI will deliver to Martin a check for TEN THOUSAND DOLLARS ($10,000) as the full and final repayment of all principal owing to Martin under the Personal Loans. Martin agrees that all interest due Martin pursuant to the Personal Loans, if any, is the sole obligation of Barton and that Martin's sole recourse for any such interest shall be against Barton and not against Debtor, CAN-AM or PCI. Barton represents, warrants and covenants that all such interest owing to Martin shall be repaid within ten (10) business days of the full execution of this Agreement.

                  b.  Continuation  of Barnes Loan.  The  Personal  Loan between
Barnes and Barton shall continue or be disposed of on terms and conditions acceptable to Barnes and Barton. Barnes specifically agrees that the Personal Loan is solely an obligation of Barton and that Barnes' any principal, interest or other rights due under such Personal Loan are solely the obligation of Barton and that Barnes' sole recourse for any such principal, interest or other rights shall be against Barton and not against Debtor, CAN-AM or PCI.

                  c. Conversion of Barton Loan. The outstanding Debt amount shall be adjusted to $100,000 and converted as $100,000 in Bridge Financing in full satisfaction of all obligations of Debtor under the Business Loan Agreement.

         4. General Release. Except for the obligations created by and the rights expressly reserved within this Agreement, Barnes and Martin hereby and forever discharge Debtor, CAN- AM and PCI and each of their respective predecessors, successors, assigns, agents, directors, officers, employees, representatives, contractors, subcontractors, affiliates, lawyers, and all persons acting by, through, under, or in concert with Debtor, CAN-AM, PCI, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts or preferences, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses, relating to any equity interest in Debtor, CAN- AM, PCI, their successors or any party in which Debtor, CAN-AM or PCI hold securities (hereinafter collectively "Equity Claims").

         5. Further Actions. This Agreement may be pleaded by Debtor, CAN-AM or PCI or the defendant of any Equity Claim as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit or other proceeding which may be instituted to prosecute or attempt an Equity Claim by Barton in breach of this Agreement.

         6. Indemnification by Barton and Debtor. Barton and Debtor agree to indemnify and hold harmless CAN-AM and PCI, and each of their respective predecessors, successors, assigns, agents, directors, officers, employees, representatives, affiliates, lawyers, and all persons acting by, through, under, or in concert with CAN-AM or PCI, or any of them ("Indemnitees"), against any and all of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts or preferences, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, including, but not limited to, all claims based upon the Personal Loans or the Equity Claims or to any amounts alleged to be owed by CAN-AM or PCI to Barnes or Martin (hereinafter collectively "Claims"), whether joint or several, to which they or any of them may become subject relating to the present Agreement, pursuant to any statute or at common law, and whether such Claims are raised by any person, without limitation, Barton, Barnes or Martin, or any or any assignee or successor-in-interest of such persons. Upon receipt of demand or service of process relating to any Claim entitled to indemnification hereunder, the Indemnitee receiving such demand or service of process shall promptly tender defense thereof to Barton and Debtor. Barton and Debtor agree that, in the event any legal action is threatened or commenced against any Indemnitee on any matter indemnified hereunder, Barton and Debtor shall promptly defend such action at their own expense, and CAN-AM and PCI shall cooperate with Barton and Debtor in the defense thereof. PCI and CAN-AM shall have the right to join Barton and Debtor as party defendants in any legal action brought against them which relates to indemnified Claims and Barton and Debtor hereby consents to the entry of an order making PCI or CAN-AM party defendants. Barton and Debtor agree to promptly notify PCI of any action commenced against Barton or Debtor or their affiliates or subsidiaries pursuant to the present Agreement, to furnish PCI, at its request, copies of all pleadings therein and apprise it of all the developments therein, all at Barton and Debtor's expense, and to permit PCI to be an observer therein.

         7. Costs. Except as provided in Section 6, the Parties will bear their own costs, expenses and attorneys' fees, whether taxable or otherwise, incurred in or arising out of the negotiation of this Agreement.

         8. Construction of this Agreement. This Agreement has been freely entered into by the Parties, all of whom have been represented by, or have been given the opportunity to and encouraged to seek the representation of counsel. The validity, effect and performance of this Agreement shall be governed by the laws of the State of Arizona. This Agreement shall be construed liberally to effect its purpose, and the Parties waive any rule requiring strict construction against or in favor of either party. The Agreement shall be construed as if drafted by the Parties jointly.

         9. Integration Clause. This Agreement embodies the full and complete understanding and agreement between the Parties with respect to the matters addressed herein. This paragraph may be waived or modified only in a writing signed by the party to be charged.

         10. Severability. If any term of this Agreement should be found invalid, void or unenforceable, that term shall be severed from this Agreement and the remaining terms enforced as specified herein.

         11. Prevailing Party. Except as otherwise provided in Sections 6 and 7 hereof, in any action arising out of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' fees and costs incurred in such action, which award shall be made by the Court, and shall be in addition to any other relief to which such party is entitled. The Parties expressly consent to the jurisdiction and venue of Maricopa County, Arizona Superior Court for the resolution of any future disputes.

         12. Binding  Effect.  This  Agreement  shall be binding upon, and shall
inure  to  the   benefit   of,   the   Parties,   their   officers,   directors,
representatives, agents, employees, attorneys, successors and assigns.

         13. Capacity. Debtor and PCI each represent and warrant that all corporate action necessary to authorize the execution of this Agreement has been taken and that the person signing this Agreement has full power and authority to do so.

         14. Counterparts. This Agreement may be executed in counter-parts which together shall constitute one and the same instrument.

                                             "DEBTOR"

                                             Rose Hearts, Inc.
                                             a Washington corporation


Dated: 6-13-97                               By: /s/ Greg P. Lambrecht
      ----------------------                     -------------------------------
                                                Its: President
                                                    ----------------------------



Dated: 6-13-97                               /s/ Greg P. Lambrecht
      ---------------------                  -----------------------------------
                                             Greg P. Lambrecht

                                             J&M Wholesale, Ltd.
                                             a British Columbia corporation


Dated:                                       By: /s/ Colin A. Jones
      ----------------------                     -------------------------------
                                                Its:
                                                    ----------------------------


Dated: 6-13-97                               /s/ Colin A. Jones
      ---------------------                  -----------------------------------
                                             Colin A. Jones

                                             CAN-AM International Investment
                                             Corp. a British Columbia
                                             corporation


Dated:                                       By: /s/ Colin A. Jones
      ----------------------                     -------------------------------
                                                Its:
                                                    ----------------------------


                                             "Barton"


Dated: 6-9-97                                /s/ Greg Barton
      ---------------------                  -----------------------------------
                                             Greg Barton

                                             "Barnes"


Dated: 6-9-97                                /s/ Lucille B. Barnes
      ---------------------                  -----------------------------------
                                             Lucille B. Barnes


                                             "Martin"


Dated: 6-9-97                                /s/ Kelli D. Martin
      ---------------------                  -----------------------------------
                                             Kelli D. Martin

                                             "PCI"

                                             Premium Cigars International, Ltd.
                                             an Arizona corporation


Dated: 06-13-97                              By: /s/ Steven A. Lambrecht
      ----------------------                     -------------------------------
                                             Printed Name:  Steven A. Lambrecht
                                                           ---------------------
                                             Its: C.E.O
                                                  ------------------------------

                                   EXHIBIT "A"

--------------------------------------------------------------------------------
                             BUSINESS LOAN AGREEMENT
--------------------------------------------------------------------------------
Loan Date:  9/5/96         Principal Amount:  $110,000       Interest Rate:  36%


Borrower:      GREG P. LAMBRECHT                Lender:      GREG BARTON
               AND ROSE HEARTS, INC.                         AND/OR ASSIGNS
               6925 216TH ST SW #N                           17403 NE 45TH ST
               LYNNWOOD, WA  98036                           REDMOND, WA  98036

PROMISE TO PAY. GREG LAMBRECHT and ROSE HEART'S INC. ("Borrower") Promises to pay to GREG BARTON ("Lender"), or order, in lawful money of United States of America, the principal amount of one hundred and ten thousand dollars ($110,000), with interest on the unpaid balance from September 5, 1996 and all unpaid balances are due on May 5, 1998.

PAYMENT. Borrower will pay this loan in monthly payments of interest only on the 5th day of each month, with the first payment paid in advance and the second payment due on November 5, 1996. The monthly payments of interest only will be calculated on a rate of 3% of the outstanding balance. Borrower will pay the Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments ill be applied first to unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

INTEREST RATE. The interest rate of this loan is thirty-six percent per annum (36%) or three percent per month (3%).

PREPAYMENT.  There are no prepayment penalties on this loan.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.00% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happen: (A) Borrower fails to make any payment when due. (B) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this note or any agreement related to this Note, or in any other agreement made between Borrower and Lender. (C ) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of the Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of its related Documents. (D) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (E) Borrowers become insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the behalf of creditors, or any proceeding is commenced either by Borrower or against Borrower under bankruptcy or insolvency laws. (F) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts. (G) Any of the default section occurs with respect to the guarantor of this Note. (H) Lender in god faith deems itself insecure.

If any default, other than a default in payment, is curable and if the Borrower has not given notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default has occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days, (b) if the cure requires more than fifteen days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then the Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the rate to 48% per annum. Lender may hire or pay someone to help collect this note if Borrower does not pay. Borrower also will pay Lender that amount. this includes, subject to any limits under applicable law, Lender's attorneys fees and legal expenses, whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), Bank administrative fees and costs, in addition to all other sums provided by law. This has not been delivered to Lender and accepted by Lender in the state of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Snohomish County, the State of Washington. This Note shall be governed by and construed in accordance with the laws of the State of Washington.

COLLATERAL. This note is secured by a Security Agreement dated September 3, 1996 and filed with the State of Washington.

GENERAL PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Note without listing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as a maker, guarantor, accommodation maker, or endorser, shall be released from liability. All such parties agree that the Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent or notice to anyone.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


BORROWER:

ROSE HEARTS, INC.



BY: /s/ GREG P. LAMBRECHT, PRESIDENT
   ------------------------------------
       GREG P. LAMBRECHT, PRESIDENT


CO-BORROWER AND GUARANTOR:

BY: /s/ GREG P. LAMBRECHT
   ------------------------------------
       GREG P. LAMBRECHT



STATE OF WASHINGTON                         )
                                            )  ss.
County of Snohomish                         )


         On this day personally appeared before me GREG P. LAMBRECHT. Given under my hand and official seal this 3rd day of September, 1996.



                                     JAMES B. STANLEY        JAMES B. STANLEY
                                     President              COMMISSION EXPIRES
                                                                 SEAL
                                                              NOTARY PUBLIC
                                                                 2-07-00
                                                           STATE OF WASHINGTON

                               LASER PRINTED FORM

          (Please Type Form - If an Error is Made, Correct All Copies)


This UCC-1 FINANCING STATEMENT is presented for filing pursuant to the WASHINGTON UNIFORM COMMERCIAL CODE, chapter 52A 9 RCW, is perfect; a security interest in the below named collateral.

Filing Fee:  $12.00
--------------------------------------------------------------------------------
1.  DEBTOR(S) - 1                                   Debtor 1

| | PERSONAL (Last, First, Middle Name and Address) SSN:

| | BUSINESS (Legal Business Name and Address)      FEIN:  91-1440456


                                                    DEBTOR(S) - 2

                                                    SSN:

                                                    FEIN:

    ROSE HEARTS, INC.
    6925 216TH ST. SW, SUITE N
    LYNNWOOD, WA   98036


    TRADE NAME; DBA, AKA:
--------------------------------------------------------------------------------
2.  FOR OFFICE USE ONLY - DO NOT WRITE IN THIS BOX




--------------------------------------------------------------------------------
3.  SECURED PARTY(IES)  (Name and Address)

    GREG BARTON AND/OR ASSIGNS
    17403 NE 45TH ST.
    REDMOND, WA   98036
--------------------------------------------------------------------------------
4.  ASSIGNEE(S) OF SECURITY PARTY(IES), if applicable (Name and Address)


--------------------------------------------------------------------------------
5. Check only if applicable: (FOR DEFINITIONS OR transmitting utility and products of collateral, see Instruction Sheet).

| | Debtor is a Transmitting Utility |X| Products of Collateral are also covered

--------------------------------------------------------------------------------
6.  NUMBER OF ADDITIONAL SHEETS PRESENTED:   0

--------------------------------------------------------------------------------
7. THIS FINANCING STATEMENT covers the following collateral: (Attach additional 8-1/2 x 11" sheet(s) if needed):

   All Inventory, Accounts, Contract Rights, and Equipment, whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles, and accounts proceeds).




--------------------------------------------------------------------------------
8. RETURN ACKNOWLEDGMENT COPY TO:  (Name and Address)

       GREG BARTON AND/OR ASSIGNS
       17403 NE 45TH ST
       REDMOND, WA   98036

--------------------------------------------------------------------------------
9. FILE WITH:

       UNIFORM COMMERCIAL CODE
       DEPARTMENT OF LICENSING
       P.O. BOX 9660
       OLYMPIA, WA   98507-9660

       MAKE CHECKS PAYABLE TO THE DEPARTMENT OF LICENSING.
--------------------------------------------------------------------------------
10. FOR OFFICE USE ONLY:   Images to be Filmed    |    |

--------------------------------------------------------------------------------
11. If collateral is described below, this statement may be signed by the Secured Party instead of the Debtor. Please check in appropriate box, complete the adjacent lines and box 13 if collateral is:

    a. | | already subject to a security interest in another jurisdiction when it was brought into this state or when the debtor's location was changed to this state (complete adjacent lines 1 and 2)

    b. | | proceeds of the original collateral described above in which a security interest was perfected (complete adjacent lines 1 and 2).

    c. | |  on a filing which has lapsed (complete adjacent lines 1 and 2)

    d. | | acquired after a change of name, identity, or corporate structure of the debtor(s) (complete adjacent line 1, 2, and 3).

           1._______________________________________________________
               ORIGINAL FILING NUMBER:

           2._______________________________________________________
               FILING OFFICE WHERE FILED

           3._______________________________________________________
               FORMER NAME OF DEBTOR(S)

--------------------------------------------------------------------------------
12.  DEBTOR NAME(S) AND SIGNATURE(S)

      ROSE HEARTS, INC.
      ---------------------------------------------------
      (Type name and address as it appears in Box 1).


      Signature Illegible
      ---------------------------------------------------
      Signature(s) of Debtors


      ---------------------------------------------------
      Signature(s) of Debtors

--------------------------------------------------------------------------------
13. SECURED PARTY NAME(S) AND SIGNATURE(S) ARE REQUIRED IF BOX 11 HAS BEEN COMPLETED.

     CITY BANK
     ------------------------------------------------------------------
     (Type Name(s) of Secured Party(ies) as it appears in Box 3 or 4).

     ------------------------------------------------------------------
     (Signature of Secured Party(ies).

     ------------------------------------------------------------------
     (Signature of Secured Party(ies).


STATE OF WASHINGTON                         )
                                            )  ss.
County of Snohomish                         )

         On this day personally appeared before me JAMES B. STANLEY and GREG P. LAMBRECHT. Given under my hand and official seal this 3rd day of September, 1996.

                                     JAMES B. STANLEY        JAMES B. STANLEY
                                     President              COMMISSION EXPIRES
                                                                 SEAL
                                                              NOTARY PUBLIC
                                                                 2-07-00
                                                           STATE OF WASHINGTON

--------------------------------------------------------------------------------
                             BUSINESS LOAN AGREEMENT
--------------------------------------------------------------------------------
Loan Date:  9/5/96        Principal Amount:  $110,000        Interest Rate:  36%


Borrower:         CAN-AM INTERNATIONAL       Lender:        GREG BARTON
                  INVESTMENT CORP.                          AND/OR ASSIGNS
                  APT 606-888 PACIFIC BLVD                  17403 NE 45TH ST
                  VANCOUVER, BC  V6Z 1S4                    REDMOND, WA  98036

PROMISE TO PAY. CAN-AM INTERNATIONAL INVESTMENT CORP. ("Borrower") Promises to pay to GREG BARTON ("Lender"), or order, in lawful money of United States of America, the principal amount of one hundred and ten thousand dollars ($110,000), with interest on the unpaid balance from September 5, 1996 and all unpaid balances are due on May 5, 1998.

PAYMENT. Borrower will pay this loan in monthly payments of interest only on the 5th day of each month, with the first payment paid in advance and the second payment due on November 5, 1996. The monthly payments of interest only will be calculated on a rate of 3% of the outstanding balance. Borrower will pay the Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments ill be applied first to unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

INTEREST RATE. The interest rate of this loan is thirty-six percent per annum (36%) or three percent per month (3%).

PREPAYMENT.  There are no prepayment penalties on this loan.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.00% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happen: (A) Borrower fails to make any payment when due. (B) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this note or any agreement related to this Note, or in any other agreement made between Borrower and Lender. (C ) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of the Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of its related Documents. (D) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (E) Borrowers become insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the behalf of creditors, or any proceeding is commenced either by Borrower or against Borrower under bankruptcy or insolvency laws. (F) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts. (G) Any of the default section occurs with respect to the guarantor of this Note. (H) Lender in god faith deems itself insecure.

If any default, other than a default in payment, is curable and if the Borrower has not given notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default has occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days, (b) if the cure requires more than fifteen days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then the Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the rate to 48% per annum. Lender may hire or pay someone to help collect this note if Borrower does not pay. Borrower also will pay Lender that amount. this includes, subject to any limits under applicable law, Lender's attorneys fees and legal expenses, whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), Bank administrative fees and costs, in addition to all other sums provided by law. This has not been delivered to Lender and accepted by Lender in the state of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Snohomish County, the State of Washington. This Note shall be governed by and construed in accordance with the laws of the State of Washington.

COLLATERAL. This note is secured by a Security Agreement dated September 3, 1996 and filed with the State of Washington.

GENERAL PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Note without listing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as a maker, guarantor, accommodation maker, or endorser, shall be released from liability. All such parties agree that the Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent or notice to anyone.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


BORROWER:

J & M WHOLESALE, LTD.


BY: /s/ COLIN ANDREW JONES, PRESIDENT
   -------------------------------------
      COLIN ANDREW JONES, PRESIDENT



CO-BORROWER AND GUARANTOR


BY: /s/ COLIN ANDREW JONES
   --------------------------
      COLIN ANDREW JONES



STATE OF WASHINGTON                         )
                                            )  ss.
County of Snohomish                         )


           On this day personally appeared before me JAMES B. STANLEY.



                                            JAMES B. STANLEY


     Given under my hand and official seal this 3rd day of September, 1996.

                                     JAMES B. STANLEY        JAMES B. STANLEY
                                                            COMMISSION EXPIRES
                                                                 SEAL
                                                              NOTARY PUBLIC
                                                                 2-07-00
                                                           STATE OF WASHINGTON

Greg Barton                                                   LOAN AGREEMENT
17403 NE 45th St.
Redmond, Washington, D.C.                                     U.S. Dollars
98052                                                         ------------
                                                          Date:   19 August 1996
(hereafter called the "Lender")                           Loan Account:    0
--------------------------------------------------------------------------------
Member's Name:      CAN - AM INTERNATIONAL              Bus. Phone
                    INVESTMENTS CORP.

Member's Name:                                          Bus. Phone:

Address:            Apt. 606 - 888 Pacific Blvd.        Res. Phone: 604-435-1705
                    Vancouver, BC   V6Z 1S4

                    (hereafter called the Borrower)


Member's Name                                           Bus. Phone

Member's Name                                           Bus. Phone

Address:                                                Res. Phone: 604-435-1705



Member's Name                                           Bus. Phone

Member's Name                                           Bus. Phone

Address:                                                Res. Phone:
--------------------------------------------------------------------------------
IN CONSIDERATION OF Greg Barton establishing a Personal Loan and promising to lend to the Borrower up to the amount shown as the authorized limit, the Borrower is bound by the terms and conditions set forth herein.
--------------------------------------------------------------------------------
*  Date of Agreement:     |                      |

Authorized Limit: $ 110,000.00  U.S. $              Prime A Lending Rate(as of Today's Date)           6.000%

Annual Percentage Rate:   36.0%   3% per annum      Loan Interest Rate: Prime A Lending Rate Plus     30,000%

Monthly Payments:         Interest Only             Loan Interest Rate (as of Today's Date):          36.000%

|X| A deposit equal to or greater than the interest charged on the preceding month's statement is due during the following calendar month.

| |      At least    % of the Closing Monthly Balance to be deposited during the following calendar month.
--------------------------------------------------------------------------------
                              TERMS AND CONDITIONS


1.       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
         xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

2. The daily outstanding balance of the Loan shall bear interest at the Interest Rate shown above, compounded monthly and calculated daily. If in default, the Interest Rate will be 48%.

3. The Member shall make monthly payments as shown above, and authorize GREG BARTON to debit the Account or any other Member accounts for the amount of the payment plus accrued interest when the same becomes payable or overdue.

4. The outstanding balance of the Loan, together with all accrued interest, shall be payable ON DEMAND.
--------------------------------------------------------------------------------
                                    EXECUTION

IN WITNESS WHEREOF the member (or if the Member is a corporation, the authorized signatory on behalf of the Member) has executed this Agreement as of the Date set out above.

****THIS LOAN IS NEGOTIATED IN U.S. DOLLARS****


--------------------------------------
CAN-AM INTERNATIONAL INVESTMENTS CORP.

Signature Illegible
--------------------------------------
Authorized Signature


STATE OF WASHINGTON                         )
                                            )  ss.
County of Snohomish                         )


         On this day personally appeared before me JAMES B. STANLEY.



                            JAMES B. STANLEY


         Given under my hand and official seal this 4th day of September, 1996.

                                     JAMES B. STANLEY        JAMES B. STANLEY
                                                            COMMISSION EXPIRES
                                                                 SEAL
                                                              NOTARY PUBLIC
                                                                 2-07-00
                                                           STATE OF WASHINGTON

5. If the Loan is secured by a mortgage of land, Westminister shall be obligated to make advances and re-advances of the Loan until Westminister shall have demanded payment of the outstanding balance. If the Loan is not secured by a mortgage of land, Westminister shall not be obligated to advance or re-advance the Loan or any portion thereof.

6. If there are sufficient funds in the Account to pay any cheque or other item ("the Items") drawn on the Account, Westminister shall treat the Item as a request for an advance or re-advance of the Loan. Westminister will not be required to pay any Item if the Loan exceeds the authorized limit or if payment would result in the Loan exceeding the authorized limit. If Westminister pays an Item while the Authorized Limit is exceeded or which causes the Authorized Limit to be exceeded, the amount so paid in excess of the Authorized Limit shall be a loan to the Member, bear interest at the Unauthorized Overdraft Rate as established by Westminister from time to time, and be subject to these terms and conditions.

7.       If the  Interest  Rate is  described  in  relation  to "Prime A Lending
         Rate";

         a) the "Prime A Lending Rate" will be reviewed and may change daily with changes to B.C. Central Credit Union's Prime Lending Rate.

         b) a certificate of an executive officer of Westminister as in the Prime Lending Rate in effect at any time, shall be conclusive evidence thereof;

         c) Westminister shall not be obligated to give the member notice of any changes in the Prime Lending Rate.

8. Westminister may at any time, without notice to the member, suspend or cancel access to the Loan, without affecting the Member's obligations hereunder.

9. Westminister may at any time upon notice to the Member, change the Authorized Limit or the Interest Rate.

10. The Member shall pay all legal or other fees and costs in connection with the preparation, registration, or enforcement of this Agreement or any security given in support thereof.

11. Notice to the Member may be sent by ordinary mail addressed to the Member at the Member's then current address in Westminister's records, and shall be deemed to have been received on the third business day following the day of the mailing.

12. If more than one person or corporation signs this Agreement, all promises and agreements of the member shall be joint and several.

13. This Agreement may not be assigned by the Member and shall inure to the benefit of Westminister and it successors and assigns, and shall be binding upon the member and the heirs, executors, and administrators of the Member, as the case may be.
--------------------------------------------------------------------------------
                STATEMENT OF COST OF BORROWING FURNISHED PURSUANT
                 TO THE CONSUMER PROTECTION ACT AND REGULATIONS
                          IN RESPECT OF VARIABLE CREDIT

1. Interest rate charged per annum on the closing daily balance calculated and compounded monthly.

2. If an amount is outstanding for less than a month, interest is charged at the stated rate for the number of days that the amount is outstanding.

3. The cost expressed in dollars and cents in an illustrative schedule of amounts of outstanding balances and corresponding charges for the cost borrowing is as follows:

                     10%        11%        12%        13%        14%        15%        16%        17%
                   Cost of    Cost of    Cost of    Cost of    Cost of    Cost of    Cost of    Cost of
                  Borrowing  Borrowing  Borrowing  Borrowing  Borrowing  Borrowing  Borrowing  Borrowing
Loan       # of    for the    for the    for the    for the    for the    for the    for the    for the
Balance    Days    Period     Period     Period     Period     Period     Period     Period     Period

$ 30.00     10     $ .14      $ .15      $ .16      $ .18      $ .19      $ .31      $ .22      $ .20
  30.00     20       .37        .30        .33        .36        .38        .41        .44        .47
  30.00     20       .41        .45        .49        .37        .34        .42        .66        .70
 100.00     10       .27        .30        .33        .26        .34        .41        .44        .47
 100.00     20       .55        .60        .66        .71        .77        .51        .58        .95
 100.00     20       .82        .90        .99       1.07       1.15       1.25       1.32       1.43

                                                        LOAN INDEMNITY AGREEMENT
                                                           Personal Guarantees
Greg Barton
17403 NE 45th St.                                          Date:  19 August 1996
Redmond, WA, D.C.   98052                                  Loan Account:    0
(hereafter called the "Lender")                            Loan Numbers:    0


Borrower:          CAN - AM INTERNATIONAL                     Birthdate:
                   INVESTMENTS CORP.

Indemnitor:                                                   Birthdate:

Address:           Apt. 606 - 888 Pacific Blvd.
                   Vancouver, BC   V6Z 1S4




Indemnitor:        J & M Wholesale Ltd. And                   Birthdate:

Indemnitor:        Colin Andrew Jones                         Birthdate:

Address:           Unit 110B - 4663 Byrne Rd.
                   Burnaby, BC

                  (hereafter called the Indemnitors).


Address:                                                              Birthdate:

--------------------------------------------------------------------------------
In this Indemnity Agreement "you" and "your" mean the Indemnitor and "we" and "us" mean Greg Barton.

--------------------------------------------------------------------------------
                                  TYPE OF LOAN

This Indemnity releases to the following loan (the "Loan") to be made by us for the Borrower:

Personal Loan in the amount of: $ 110,000.00 U.S. Dollars Rate: 36.00 per annum (%)

| | Limitation - Notwithstanding any terms or condition herein, the amount for which the Indemnitor shall be liable is limited to $____________________- , together with interest thereon at the Loan Rate from the date of demand until payment or judgement.
--------------------------------------------------------------------------------
                                    INDEMNITY

In return for us agreeing, at your request, to enter into the Loan with the Borrower, you agree that:

1. Indemnity - You will indemnify us and hold us harmless against all losses, costs, expenses, and damages relating to or arising out of, our making the Loan, including principal monies advanced and re-advanced, interest, costs, charges, and expenses due to us in connection with the Loan (and whether or not recoverable by us from a Borrower).

2. Further Terms and Conditions - You agree to be bound by the Further Terms and Conditions appearing on the reverse, which form a part of this Indemnity.

3. Acknowledgment and Waiver - You hereby acknowledge receiving a copy of this Indemnity, a copy of the document(s) evidencing the Loan, and a copy of any security agreement securing the Loan; and you hereby waive the right to receive a copy of any financing statement, financing changes statement, or verification statement in respect of any security agreement securing the Loan or any amendment thereto.
--------------------------------------------------------------------------------
                                    EXECUTION

IN WITNESS WHEREOF the Indemnitor (or if the Indemnitor is a corporation, the authorized signatory on behalf of the Indemnitor) has executed this Agreement as of the Date set out above.



                                   ----------------------------

-----------------------------      ----------------------------
J&M Wholesale Ltc.        and       Colin Andrew Jones

                                   (Personal Capacity)
------------------------------
Authorized Signatory

------------------------------
Witness to all Signatures



STATE OF WASHINGTON                                  )
                                                     )  ss.
County of Snohomish                                  )


         On this day personally appeared before me JAMES B. STANLEY.



                                JAMES B. STANLEY


         Given under my hand and official seal this 4th day of September, 1996.



                                     JAMES B. STANLEY        JAMES B. STANLEY
                                                            COMMISSION EXPIRES
                                                                 SEAL
                                                              NOTARY PUBLIC
                                                                 2-07-00
                                                           STATE OF WASHINGTON

                                   EXHIBIT "B"

                       BRIDGE FINANCING OFFERING MATERIALS

                             ________________, 199_



Premium Cigars International, Ltd.
15651 North 83rd Way, Suite 3
Scottsdale, Arizona 85260

         Re: Subscription to Acquire Warrant

Gentlemen:

         I hereby subscribe to acquire a warrant (the "Warrant") for the purchase of the no par value common shares of Premium Cigars International, Ltd., an Arizona corporation formed pursuant to the Arizona Corporations Act (the "Corporation"), in consideration for the provision to the Corporation by me of debt financing in a maximum principal amount of ___________dollars ($_______
 .00) (the "Financing Amount"). Upon the acceptance of this Subscription Agreement by the Corporation and my provision of cash to the Corporation in the Financing Amount, the Corporation shall issue to me (i) the Warrant and (ii) a promissory note of the form attached hereto as Exhibit "A" having a maximum principal amount equal to the Financing Amount (the "Note").

         The Warrant is being sold by the Corporation, as issuer, in a transaction not involving any public offering. In consideration of the proposed sale of the Warrant to me and delivery to me of the Note, and for the purpose of inducing the Corporation to make such sale and delivery to me, I hereby make the following investment assurances to the Corporation:

         1. Restrictions on Transferability of Warrant and Rights. I hereby agree that the Warrant being acquired by me, and any certificate or document evidencing such Warrant and/or any rights I may acquire in such Warrant (hereinafter referred to as the "Rights"), shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

         "The warrant evidenced by this document and any shares of the Corporation's common stock able to be purchased therewith have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities law, and such warrant has been issued pursuant to an exemption from registration under such laws. The warrant has been issued and delivered to the holder by the Corporation, as issuer, in a transaction not involving any public offering pursuant to A.R.S. Section 44-1844(1). The Corporation issued the warrant to the holder in reliance upon the representation by the holder that the warrant was acquired for investment purposes and was not acquired for the purpose of sale to others. Neither this warrant nor any rights in the same shall be resold, pledged, hypothecated, or otherwise transferred, conveyed, or offered for sale except upon the issuance of a favorable opinion of counsel for the Corporation and/or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation to the effect that the transfer, conveyance, or offer for sale of such warrant will not be in violation of the Securities Act of 1933 or any rule or regulation promulgated thereunder, or any applicable state securities law, rule or regulation and in accordance with the terms and conditions of holder's Subscription Letter with respect to these shares, dated _______________ , 199_. Any transfer contrary hereto shall be void."

         Neither the Warrant nor any of my Rights, as the case may be, shall be transferable except upon the conditions specified in this Paragraph 1. I realize that, by becoming a holder of a Warrant issued by the Corporation pursuant to the terms of the foregoing restrictive legend, I agree prior to any transfer of the Warrant and/or my Rights, to give written notice to Corporation, in the form required by the Warrant, expressing my desire to effect such transfer and describing the proposed transfer.

         2. Determination of Legal Counsel. I understand that upon receipt of my written notice, as provided for in the preceding Paragraph 1, Corporation shall present copies of the same to its counsel, and the following provisions shall apply:

                  (a) If, in the opinion of Corporation's counsel, the proposed transfer of the Warrant and/or Rights may be effected without registration thereof under the federal Securities Act of 1933
         (hereinafter  referred  to  as  the  "Act"),  as  then  in  force,  and applicable state securities law, the Corporation shall promptly thereafter notify the holder of such Warrant and/or Rights, whereupon such holder shall be entitled to transfer such Warrant and/or Rights, all in accordance with the terms of the Warrant and assignment form specified by the Warrant to be delivered by such holder to Corporation (the "Assignment Form"), and upon such further terms and conditions as shall be required by counsel for Corporation in order to assure compliance with the Act and applicable state securities law. Upon receipt by the Corporation of the Warrant and/or Rights and the Assignment Form, the Corporation will deliver in exchange therefor, a new certificate or document evidencing the Warrant and/or Rights transferred. Any such certificate or document shall not bear a legend of the character set forth above in Paragraph 1, if Corporation's counsel agrees that such legend is no longer required under the Act and applicable state securities law.

                  (b) If, in the opinion of Corporation's counsel, the proposed transfer of the Warrant and/or Rights may not be effected without registration of such Warrant and/or Rights under the Act and/or applicable state securities law, a copy of such opinion shall be promptly delivered to the holder who had proposed such transfer, and such proposed transfer shall not be made unless such registration is then in effect.

         3. Purchaser's Acknowledgments. I realize that the Warrant and Rights are not and may not be registered under the Act, or applicable state securities law, and that Corporation does not currently file periodic reports with the
Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934. I also understand that the Corporation has not agreed with me to register the Warrant and/or Rights for distribution in accordance with the provisions of the Act, or applicable state securities law, and that the Corporation has not agreed with me to comply with any exemption under the Act or applicable state securities law for the sale of such securities. For example, I realize that the corporation has not agreed to supply such information as would be required to enable routine sales of such securities to be made under the provisions of certain rules respecting "restricted securities" promulgated by the Securities and Exchange Commission. Thus, it is my understanding that, by virtue of the provisions of the "restricted securities" rules, the Warrant which I desire to purchase from Corporation must be held by me indefinitely, unless and until subsequently registered under the Act and/or applicable state securities law, or unless an exemption from such registration is available, in which case I may still be limited as to the amount of the securities that I may sell.

         4. Representations by Purchaser. I hereby covenant, warrant, and represent to Corporation as follows:

                  (a) I have received an Investment Disclosure Statement in the form attached hereto as Exhibit "B" (the "Disclosure Statement") and by this reference made a part hereof, and that I have carefully and thoroughly read and understand such Disclosure Statement;

                  (b) The Warrant which is the subject of my purchase hereunder, and any Rights therein, will be acquired by me for investment for my own account and not with a view to the offer for sale, or the sale, in connection with the distribution or transfer thereof, and I am not participating, directly or indirectly, in an underwriting of any such distribution or transfer;

                  (c) My income and net worth are such that I am not now, and do not contemplate being, required to dispose of any portion of any investment in the Warrant and/or Rights to satisfy any existing or expected undertaking or indebtedness. I am also able to bear the economic risks of an investment in the Warrant and Note, including, without limiting the generality of the foregoing, the risk of losing all or any part of my investment in the Warrant and Note and my probable inability to sell or transfer the Warrant, the Note and/or the Rights for an indefinite period of time;

                  (d) My income and net worth are such that I am able to provide debt financing to the Corporation in an amount equal to the Financing Amount and am able to accept the risk of losing all such sums provided thereunder because of non-payment of any or all amounts due under the Note;

                  (e) I will not sell the Warrant or any Rights thereunder, except in strict compliance with the provisions of the Warrant and this Subscription Letter;

                  (f) In addition to the Disclosure Statement, I have been granted access to all information, financial and otherwise, in respect to Corporation which I have requested, and with my professional advisors have examined such information and am satisfied with respect to the same;

                  (g) Either (i) I am relying on my own financial advisor, tax advisor and/or professional investment representative in making this investment decision and I am able to bear the economic risk of this investment, or (ii) my education, business and investing experience and financial sophistication enable me to evaluate the economic merits of my investment in the Note and Warrant;

                  (h) I have adequate means of providing for my current financial needs and personal contingencies, and I have no need for liquidity in my investment in the Note and the Warrant. I am financially responsible, able to meet my obligations hereunder, and acknowledge that this investment is long term and is by its nature speculative;

                  (i) My personal financial circumstances, investment portfolio and tax bracket are such that I believe the purchase contemplated herein to be a suitable investment;

                  (j) No oral or written representations or statements have been made in connection with the Note and the Warrant that were made in any way inconsistent with the Investment Disclosure Statement;

                  (k) I have access to advice from qualified sources, including an attorney and accountant, and have had the opportunity to consult with them concerning this investment, especially in connection with the tax aspects of the offering; and

                  (l) I understand that this Subscription Letter may be accepted or rejected in whole or in part by the Corporation in its sole and absolute discretion.

         5. Agreement to Perform Necessary Acts. I hereby agree to perform any further acts reasonably required under the terms of this Subscription Letter and all applicable state and federal laws and to execute and deliver any documents and provide any information about myself, including, but not limited to financial information, that may be reasonably necessary (i) to carry out the provisions of this Subscription Letter and (ii) for compliance with applicable state and federal laws.

         6. Notices. Any notices or other communications required or permitted herein shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, if to Corporation at the address to which this letter is addressed, and if to me at the address set forth below my signature to this Subscription Letter, or to such other addresses as either Corporation or I shall designate to the other by notice in writing.

         7. Successors and Assigns. This Subscription Letter shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of Corporation and to the legal representatives, successors, and permitted assignees of the undersigned.

         8. Applicable Law. This Subscription Letter has been made and entered into in the State of Arizona and shall be construed in accordance with the laws of the State of Arizona, excluding its choice of law provisions, and the laws of the United States of American. The parties agree that the State and Federal Courts of Arizona, including both Maricopa County,

Arizona Superior Court and the United States District Court, District of Arizona, located in Phoenix Arizona, shall be the proper and exclusive forums for any action relating to a dispute between the parties arising out of, or related to, this Subscription Letter. Each party consents to the in personam jurisdiction of said courts.



                                        ----------------------------------------
                                        (Signature)


                                        ----------------------------------------
                                        (Name -- Individual or Trust)



                                        ----------------------------------------
                                        (Address)


                                        ----------------------------------------
                                        (City, State, Zip)


                                        ----------------------------------------
                                        (Telephone)

DATED: ________________, 1997           ACCEPTED:

                                        PREMIUM CIGARS INTERNATIONAL,
                                        LTD., an Arizona corporation


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL (SUCH OPINION TO BE SATISFACTORY TO THE COMPANY AND ITS COUNSEL) THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER.


                       WARRANT TO PURCHASE COMMON STOCK OF
                       PREMIUM CIGARS INTERNATIONAL, LTD.

         This is to certify that, for value received, ______________________________, or registered assigns (in each case, the
"Warrantholder") is entitled to purchase, subject to the provisions of this Warrant (the "Warrant") from Premium Cigars International, Ltd., an Arizona corporation (the "Company"), at any time during the period from the date on which the Company completes its initial public offering of Common Stock (the "Commencement Date") until 5:00 p.m., Arizona time, on a date which is five years after the Commencement Date (the "Expiration Date") and at which time this Warrant shall expire and become void, the number of shares of the Company's
Common Stock, no par value per share, set forth in Section 3 hereof (the "Warrant Shares"). The number of shares of Common Stock to be received upon exercise of this Warrant shall be subject to adjustment from time to time as set forth below. This Warrant is also subject to the following terms and conditions:

         1. Purchase Price. The Warrant is being issued as consideration for the provision of bridge financing to the Company by Warrantholder in the total principal amount of ______________________ dollars ($__________) (the "Financing
Amount"), as evidenced by a promissory note in the form of Exhibit "A" attached hereto and executed by the Company on even date herewith (the "Note").

         2. Exercise Price. This Warrant shall be exercisable at a price per Warrant Share equal to fifty percent (50%) of the initial public offering price per share in the initial public offering of the Company's Common Stock (the "Exercise Price"). The initial public offering of the Company's Common Stock is hereinafter referred to as the "Initial Public Offering." The aggregate consideration to be paid upon the exercise of this Warrant shall equal the amount resulting from multiplying (y) the Exercise Price, and (z) the Exercise Number (as defined in Section 3), is hereinafter referred to as the "Warrant Exercise Consideration", and shall be paid in the manner described in Section 6 hereof.

         3. Exercise Number. The total number of Warrant Shares which may be purchased upon exercise of the Warrant issued hereunder shall be equal to the quotient of (x) the Financing

Amount, divided by (y) the Exercise Price (the "Exercise Number"). The Exercise Number shall be subject to adjustment pursuant to Section 5 below to take into account any and all Dilutive Events (as defined in Section 5) occurring between the Initial Public Offering and the date on which the Warrant is exercised by the Warrantholder (the "Exercise Date").

         4. Expiration and Exercise Dates. The Warrant shall be exercisable at any time on or after the first trading day of the Company's Common Stock and before 5:00 p.m. on the Expiration Date (the "Exercise Period"), at which time this Warrant shall automatically expire and become void. This Warrant shall also automatically expire and become void on the date twelve (12) months after the date hereof if the Company has not completed an initial public offering of its common stock prior to such date.

         5.       Adjustments.

                  5.1 Subdivision or Combination of Shares. If, after the Commencement Date, the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the Exercise Number shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                  5.2 Dividends in Common Stock or Securities Convertible into Common Stock. If, after the Commencement Date, the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock, the Exercise Number shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of
         Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

                  5.3 Distributions of Other Securities or Property. If, after the Commencement Date, the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any of its securities (other than Common Stock or securities convertible into Common Stock), property or any evidence of indebtedness, then in each case, the Exercise Number shall be determined by multiplying the number of Warrant Shares theretofore purchasable by a fraction, of which the numerator shall be the Fair Market Value price per share of Common Stock (as determined pursuant to Section 5.4) on the record date mentioned below in this Section 5.3. and of which the denominator shall be the Fair Market Value price per share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Company in good faith) of the portion of the shares of the Company's capital stock, property or evidence of indebtedness distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of stockholders entitled to receive such distribution.

                  5.4 Fair Market Value. Fair market value of the Common Stock ("Fair Market Value") shall be determined as follows:

                           5.4.1 If the  Common  Stock is listed  on a  national
                  securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market or Small Cap Market, the current Fair Market Value shall be the last reported sales price of the Common Stock on such exchange or Nasdaq on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the closing bid price for such day on such exchange or Nasdaq; or

                           5.4.2 If the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on Nasdaq, the current Fair Market Value shall be the last bid price reported on the last business day prior to the date of the exercise of this Warrant (i) by Nasdaq, or (ii) if reports are unavailable under paragraph 5.4.1 above, by the National Quotation Bureau Incorporated; or

                           5.4.3 If the Common Stock is not so listed or admitted to unlisted trading privileges and bid prices are not so reported, the current Fair Market Value shall be determined in good faith as promptly as is reasonably practicable by the mutual agreement of the Board of Directors of the Company and the Warrantholder. If such parties are unable to reach agreement within 20 days after the need for such determination arises, the Board of Directors shall appoint an investment banking firm acceptable to the Warrantholder (the "Appointed Firm") to make such determination. The parties shall use their best efforts to cause the Appointed Firm to resolve all disagreements as soon as practicable, but in any event within 45 days after the submission of the disputes to such Appointed firm. The resolution of such disagreements and the determination of Fair Market Value by the Appointed Firm shall be final and binding on the Company and the Warrantholder. The Appointed Firm will determined the allocations of its fees and expenses in connection with its determination of Fair Market Value based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party.

                  5.5 Rights Offering. If, after the Commencement Date, the Company offers rights or warrants to persons which entitle them to subscribe to or purchase Common Stock or securities convertible into Common Stock then:

                           5.5.1 If the price per share (together with the value
                  of the consideration, if any, paid for such rights or warrants) is lower on the record date referred to below than the then Fair Market Value price per share of Common Stock, the Exercise Number shall be determined by multiplying the number of Warrant Shares immediately theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Fair Market Value price per share of Common Stock. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively as of the record date for the determination of stockholders entitled to receive such rights or warrants.

                           5.5.2 If, however, the price per share (together with
                  the value of the consideration, if any, paid for such rights or warrants) is not lower on such record date than the then Fair Market Value price per share of Common Stock, the Company shall give written notice of any such proposed offering to the Warrantholder at least 15 days prior to the proposed record date in order to permit the Warrantholder to exercise this Warrant on or before such record date. There shall be no adjustment in the Exercise Number, or in the Exercise Price, by virtue of any such distribution pursuant to this Section 5.5.2.

                  5.6 Merger, Sale of Assets. If, after the Commencement Date, there shall be (i) a reorganization (other than a combination? reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of the reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.6 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.

                  5.7 Reclassification. If, after the Commencement Date, the Company shall change any of the securities as to which purchase rights under this Warrant exist, by reclassification or otherwise, into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

                  5.8 Liquidation, etc. If, after the Commencement Date, the Company shall dissolve, liquidate or wind up its affairs, or otherwise declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Sections 5.2 or 5.3), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 5.8, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each shares of Common Stock as determined in good faith by the Board of Directors of the Company.

                  5.9 Adjustment of Exercise Price. When the Exercise Number is adjusted, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

         6.  Method  of   Exercise.   The  Warrant  may  be   exercised  by  the
Warrantholder, in whole or in part, by the surrender of this Warrant and the Warrant Exercise Form attached hereto as Exhibit "B", properly endorsed, at the principal office of the Company, and by the payment to the Company by certified or cashier's check of the then applicable Warrant Exercise Consideration. Alternatively, the exercise of the Warrant may be effected by "cashless exercise" through a registered broker/dealer or escrow agent on terms acceptable to the Company pursuant to which the Warrant Exercise Consideration is paid from the proceeds of the sale of the underlying Warrant Shares by such broker/dealer or escrow agent on behalf of the Warrantholder to the Company. In the event of any exercise of the Warrant, certificates for the Warrant Shares so purchased shall be delivered to Warrantholder within a reasonable time after the Warrant shall have been so exercised, and unless the Warrant has expired, a new Warrant will be issued representing the right to purchase the number of Warrant Shares with respect to which this Warrant shall not then have been exercised shall also be issued to Warrantholder within such time.

         7.  Representations  and  Warranties  of  Warrantholder.   Having  been
afforded access to information concerning the business, operations and financial condition of the Company, the Warrantholder represents and warrants as follows:

                  7.1 He understands the nature of the investment being made by him and the financial risks thereof.

                  7.2 He understands that the Warrant Shares subject to this Warrant have not been registered under the Securities Act of 1933 (the "1933 Act") or the securities act of any state (the "Acts"), and that the purchase of the Warrant is being made in reliance upon an exemption under the provisions of the Acts which may depend in part upon his investment intent.

                  7.3 He is acquiring both the Warrant and any Warrant Shares received upon the exercise of such Warrant for investment purposes only and not with a view to distribution.

                  7.4 He understands that the Warrant being acquired by him may be sold, assigned or otherwise transferred only if it is registered under the Acts or if the sale, assignment or transfer is exempt from the registration requirements of the Acts. He further understands that if the Warrant is not registered under the Acts or an exemption is not available in connection with the proposed transfer, the Warrant cannot be sold, assigned or otherwise transferred.

                  7.5 He understands that the Warrant Shares have not been registered under the Acts, and that if the Warrant Shares are not registered under the Acts by the Company, such Warrant Shares cannot be offered, sold, or transferred unless subsequently registered under the Acts or the offering, sale or transfer is exempt from the registration requirements of the Acts. In this regard, the Warrantholder understands that, in the event the Warrant Shares are not registered or and exemption from registration is not available, the Warrantholder may be compelled to hold the Warrant Shares indefinitely.

                  7.6 He acknowledges that any Warrant Shares issued upon exercise of the Warrant may bear a restrictive legend respecting the application of the registration requirements of the Acts.

                  7.7 He understands that even if the Warrant Shares are registered, the offering, sale or transfer of any Warrant Shares issued upon exercise of the Warrant may be restricted following such registration for a period of time under applicable rules regulations of the NASD, The Nasdaq Stock Market, or federal or state securities laws.

                  7.8 He understands that in the event that the Company is not successful in completing its Initial Public Offering within 12 months from the close of escrow for the purchase of this Warrant, this Warrant will automatically be null and void and Warrantholder shall not be entitled to any rights to purchase any securities of the Company but shall instead have only such rights as are set forth in the Promissory Note attached hereto as Exhibit "A."

                  7.9 He is an "accredited investor" as that term is defined under Regulation D promulgated under the 1933 Act.

         8.       Transfer of Warrant.

                  8.1 Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the holders of all warrant certificates issued by the Company (each a "Warrantholder" and collectively "Warrantholders"). Any Warrantholder may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Warrantholder may be delivered or given by mail to such Warrantholder at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Warrantholder as shown on the Warrant Register as the absolute owner of the Warrant for all purposes, notwithstanding any notice to the contrary.

                  8.2 Warrant Agent. The Company may, by written notice to the Warrantholder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8.1 above, issuing the Shares issuable upon the exercise of the Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

                  8.3 Transferability and Non-Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with Acts, title to this Warrant may be transferred by endorsement (by the Warrantholder executing the Assignment Form attached hereto as Exhibit "C") and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  8.4 Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, delivery of a properly endorsed Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Acts and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Warrantholder a new Warrant of like tenor, in the name of the Warrantholder or as the Warrantholder (on payment by the Warrantholder of any applicable transfer taxes) may direct, for the number of Warrant Shares issuable upon exercise hereof. Any transferee of this Warrant shall be required to execute a warrant substantially in the form of this Warrant and shall be required to agree to be bound by the terms and conditions set for in such Warrant.

         9. Registration Rights. Unless it receives written instructions to the contrary from the Warrantholder or unless this Warrant has expired pursuant to the terms hereof, the Company shall include the Warrant Shares issuable upon conversion of this Warrant in Company's Registration Statement for its Initial Public Offering. The Company shall include in such filing, for registration under the 1933 Act, the aggregate number of Warrant Shares which (i) are issuable at the time of such Initial Public Offering upon conversion of this Warrant and (ii) have not otherwise been requested by Warrantholder to be withheld from inclusion in the Company's Registration Statement.

         10. Indemnification. In the event of any registration with respect to the Warrant Shares, the Company will indemnify and hold harmless any Warrantholder who holds such registered Warrant Shares and each person, if any, who controls such holder, against any losses, claims, damages or liabilities to which the holder or such controlling person may be subject under the 1933 Act insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but the Company shall not be liable for any loss, claim, damage or liability based on or arising out of written information furnished by a Warrantholder for use in the Registration Statement.

         11. Reporting by the Company. The Company agrees that following the completion of its Initial Public Offering and during the term of the Warrant it will keep current in filing all forms and other materials required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

         12. Reserved Shares. The Company will at all times keep available and reserve out of its authorized shares of Common Stock such number of shares as shall from time to time be issuable upon exercise of the Warrant.

         13. Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         14. Title to Stock. All Warrant Shares delivered upon exercise of the Warrant shall be validly issued, fully paid and nonassessable, and the Warrantholder shall receive good and marketable title, free and clear of all liens, encumbrances and claims whatsoever.

         15. Due Authorization. The execution and delivery of this Warrant, consummation of the transactions herein contemplated, and compliance with the terms of this Warrant are lawful and do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company, nor will they conflict with or result in a breach of any of the terms or provisions of or constitute a default under, any indenture, mortgage, trust agreement or other instrument, agreement or judgment, order or decree of any court or governmental authority to which the Company is a party or by which the Company or any of its assets is bound.

         16. Binding Agreement. This Warrant shall bind the parties, their heirs, personal representatives, successors and assigns.

         17. Notices. Any notice required under this Warrant shall be hand delivered or sent by registered or certified mail, postage prepaid and return receipt requested, to (a) the address of the Warrantholder on the Warrant Register, or (b) to the Company at its principal business address (or to such other address as a party may specify in writing). Notices shall be deemed delivered three days after deposit in the United States mails or upon delivery if hand-delivered.

         18. Governing Law. This Warrant has been made and entered into in the State of Arizona and shall be construed in accordance with the laws of the State of Arizona, excluding its choice of law provisions. The parties agree that the courts of the State of Arizona, including Maricopa County, Arizona Superior
Court, shall be the proper and exclusive forum for any action relating to a dispute between the parties arising out of, or related to, this Warrant. Each party consents to the in personam jurisdiction of said Court.

         19. Gender. When the context in which the words are used in this Warrant indicate that such is the intent, the singular and plural number shall be deemed to include the other, and the masculine, feminine and neuter genders shall be deemed to include the other. The term "person" shall include an individual, corporation, partnership, trust, estate or any other entity.

         20. Prior Agreements Superseded. This Warrant constitutes the sole agreement of the parties with respect to this Warrant and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter hereof.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Warrant on the day of , 1997.

                                        "COMPANY"

                                        Premium Cigars International, Ltd.,
                                            an Arizona corporation.


                                        By:
                                           -------------------------------------
                                        Its: President


                                        By:
                                           -------------------------------------
                                        Its: Secretary


                                        "WARRANTHOLDER"



                                        ----------------------------------------
                                        (signature)


                                        ----------------------------------------
                                        (Print or Type Name)


                                        ----------------------------------------
                                        (Date)

                                   EXHIBIT "A"

                             FORM OF PROMISSORY NOTE
                       PREMIUM CIGARS INTERNATIONAL, LTD.

                                                                Phoenix, Arizona
$                  .00                                                    , 1997
 -----------------                                      ------------------

         FOR VALUE RECEIVED, Premium Cigars International, Ltd., an Arizona corporation ("Maker"), promises to pay to the order of ____________________ , a
___________________                        ("Holder"),                        at
________________________________________________ , or at such other place as the
Holder may from time to time designate in writing, the principal sum of _____________________________ ($________.00), together with interest thereon at the rate of eight percent (8%) per annum from the date hereof until paid.

         All principal and accrued interest shall be due and payable in full upon the earlier of (i) the closing of the Maker's initial public offering of its Common Stock, or (ii) the date six (6) months after the date hereof (the "Offering Date"). Notwithstanding anything herein to the contrary, this Note shall bear interest at the rate of sixteen percent (16%) per annum from and after the earlier of (i) the Offering Date, or (ii) Maker's default in performance of any of Maker's obligations hereunder. Furthermore, if for any reason any principal and interest due and owing under this Note is not paid in full on or before the date twelve (12) calendar months following the close of escrow for this Note and the Warrant related hereto, the remaining balance due hereunder shall be converted to a note to be amortized over the following twelve ( 12) month period at an annual interest rate of sixteen percent (16%) with all accrued interest to be paid thereunder on a quarterly basis on the first day of the calendar months of which are four, seven, ten and thirteen months from the commencement of such twelve-month period.

         All payments under this Note shall be first applied to interest and the remainder to principal. Maker may prepay this Note in full or in part without premium or penalty at any time. Interest shall be computed hereunder based on a three hundred sixty-five (365) day year and the actual number of days elapsed.

         Maker hereby covenants that, until this Note is paid in full and unless Holder agrees otherwise in writing, Maker shall:

         1. Maintain insurance against such hazards and liabilities as are normally insured for in an "all risk" policy;

         2. Pay when due all taxes, assessments, and other liabilities, except those contested in good faith;

         3. Not create or permit any pledge, security interest, lien or other encumbrance on any assets now owned or acquired hereafter, except pledges, security interests, liens or other encumbrances in favor of (i) collateralized working capital loans, (ii) loans or other financing obtained by Maker whereby the only assets encumbered by such pledges, security interests, liens or other encumbrances were purchased with the proceeds of such loans or other financing or (iii) mortgages or leases on real property purchased or leased by Maker;

         4. Not lend or advance money, credit or property except for (i) reasonable advances against commissions payable to employees or independent contractors or (ii) trade or business advances or credits made in the ordinary course of Maker's business: and

         5.       Not guarantee, assume, endorse or otherwise become responsible
                  for  the  personal  debts  of  any  employee,   director,   or
                  individual shareholder of Maker.

         Any of the following events shall constitute an "Event of Default" hereunder: (a) failure of Maker to pay any amount (whether of principal, interest or otherwise) when due hereunder, which failure continues for period of twenty (20) days after the due date thereof; (b) failure of Maker to perform any other material covenant hereunder which failure continues for a period of thirty
(30) days after Maker's receipt of written notice from Holder to Maker of such failure; or (c) the entry of an order for relief under the Federal Bankruptcy Code as to Maker or entry of any order appointing a receiver or trustee for Maker or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the U. S. or any other competent jurisdiction, which order, if voluntary, is not dismissed or stayed within ninety (90) days after entry thereof; or making a general assignment for the benefit of Maker's creditors; or admitting in writing inability to pay Maker's debts as they come due.

         If Maker fails to pay any sum due under this Note as and when due, then Maker shall pay to Holder, in addition to the sums stated above, the reasonable costs of collection, regardless of whether litigation is commenced, including a reasonable sum as attorneys' fees and including the cost of converting any collateral to cash. No failure on the part of Holder to exercise any of Holder's rights hereunder or under any other agreement to which Holder is a party shall be deemed a waiver of any such rights or of any default hereunder.

         This Note may not be changed, amended or modified except by agreement in writing signed by Maker and Holder.

         This Note has been made and entered into in the State of Arizona and shall be construed in accordance with the laws of the State of Arizona, excluding its choice of law provisions, and the laws of the United States of American. The parties agree that the State and Federal Courts of Arizona, including both Maricopa County, Arizona Superior Court and the United States District Court, District of Arizona, located in Phoenix Arizona, shall be the proper and exclusive forums for any action relating to a dispute between the parties arising out of, or related to, this Note. Each party consents to the in personam jurisdiction of said courts.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and has been severed herefrom.

         Whenever used in this Note, the words "Maker" and "Holder" shall be deemed to include the respective successors of Maker and of Holder, and "Holder" shall also include any subsequent holder of this Note. This Note shall be binding in accordance with its terms upon Maker and its respective successors and assigns. If this Note is signed by more than one party, Maker's obligations hereunder are joint and several.

         IN WITNESS WHEREOF, Maker has caused this Note to be duly executed as of the day and year first above written.

                                        "Maker"

                                        Premium Cigars International, Ltd.


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                   EXHIBIT "B"

                              WARRANT EXERCISE FORM

To:      Premium Cigars International, Ltd.

         (1) The undersigned hereby elects to purchase shares of the no par value common stock (the "Stock") of Premium Cigars International, Ltd., pursuant to the provisions of the attached Warrant, and tenders herewith payment in full of the purchase price for such shares.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of the Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of the Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended. or any applicable securities laws.

         (3) Please issue a certificate or certificates representing said shares of the Stock in the name of the undersigned or in such other name as is specified below:



                                        ----------------------------------------
                                        (Name)



                                        ----------------------------------------
                                        (Name)


         (4) Please issue a new Warrant for the unexercised portion of the Warrant specified by the attached Warrant in the name of the undersigned or in such other name as specified below:



                                        ----------------------------------------
                                        (Name)



-----------------------                 ----------------------------------------
(Date)                                  (Signature)

                                   EXHIBIT "C"

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the attached Warrant, with respect to the number of shares of the Common Stock set forth below:

Name of Assignee                   Address                         No. of Shares











and does hereby irrevocably constitute and appoint Attorney ____________________ to make such transfer on the books of Premium Cigars International, Ltd., maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise of this Warrant represented thereby are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise of such Warrant except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution ar resale .



Dated:
      ----------------------------



                                        ----------------------------------------
                                        Signature of Holder